BRIGHTHOUSE FUNDS TRUST I	SUMMARY PROSPECTUS April 29, 2022

Brighthouse/Franklin Low Duration Total Return Portfolio

Class A and Class B Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus, reports to shareholders, and other information about the Portfolio (including the documents listed below) online at ww/w.brighthousefinancial.com/products/fund-resources/. You can also get this information at no cost by calling 1-800-882-1292 or by sending an e-mail request to RCG@/brighthouse/financial.com/. The Portfolio’s Prospectus and Statement of Additional Information, both dated April 29, 2022, as supplemented from time to time, and the Portfolio’s financial statements for the year ended December 31, 2021, including the notes to the financial statements, the financial highlights and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Portfolio, dated December 31, 2021, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased Contracts (as defined below) from insurance companies, including insurance companies affiliated with Brighthouse Investment Advisers, LLC, and is not intended for use by other investors.

Investment Objective

To provide a high level of current income, while seeking preservation of shareholders’ capital.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B
Management Fee	0.50%		0.50%
Distribution and/or Service (12b-1) Fees	None		0.25%
Other Expenses	0.05%		0.05%
Acquired Fund Fees and Expenses	0.01%		0.01%

Total Annual Portfolio Operating Expenses	0.56%		0.81%
Fee Waiver *	(0.09%	)	(0.09%	)

Net Operating Expenses	0.47%		0.72%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 29, 2022 through April 30, 2023, to reduce the Management Fee for each class of the Portfolio. Additionally, Brighthouse Investment Advisers, LLC has contractually agreed to waive a portion of the Management Fee reflecting the difference, if any, between the subadvisory fee payable by BIA to Franklin Advisers that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the Portfolio’s assets are aggregated with those of Brighthouse/Templeton International Bond Portfolio. These arrangements may be modified or discontinued prior to April 30, 2023, only with the approval of the Board of Trustees of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$48	$170	$304	$693
Class B	$74	$250	$441	$993

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 78% of the average value of its portfolio.

Principal Investment Strategies

Franklin Advisers, Inc. (“Franklin Advisers” or “Subadviser”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in debt securities, including derivative instruments that provide exposure to debt securities such as futures, options and swap agreements, and in other investments, including government and corporate debt securities, mortgage- and asset-backed securities, collateralized loan obligations and other collateralized debt obligations, investment grade corporate loans and floating rate corporate loans, municipal securities and futures with reference securities that are investment grade, targeting an estimated average portfolio duration of three

(3) years or less. Under normal market conditions, the Portfolio invests primarily in investment grade debt securities and in unrated securities that the investment manager deems are of comparable quality. Duration is a measure of the expected price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments and other factors.

Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. Some of the mortgage securities purchased by the Portfolio are issued or guaranteed by the U.S. Government, its agencies or instrumentalities; others are issued by private issuers. These mortgage-backed securities may include credit risk transfer securities, which are fixed- or floating-rate unsecured obligations. The Portfolio may also invest in mortgage dollar rolls, through which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. In addition, the Portfolio may invest a portion of its assets in corporate loans made to, or issued by, borrowers that are U.S. companies, foreign borrowers and U.S. subsidiaries of foreign borrowers and that typically have floating interest rates. The Portfolio may also invest in inflation-indexed securities issued by the U.S. Treasury and securities issued pursuant to Rule 144A under the Securities Act of 1933.

In choosing investments, Franklin Advisers selects securities in various market sectors based on its assessment of changing economic, market, industry and issuer conditions. Franklin Advisers uses a “top-down” analysis of macroeconomic trends, combined with a “bottom-up” fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. Franklin Advisers evaluates business cycles, changes in yield curves and apparent imbalances in values between and within markets. These factors can impact both income and potential for capital appreciation.

The Portfolio focuses on investment grade securities and investments or in unrated securities and investments that Franklin Advisers determines are comparable. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s Ratings Services (S&P®) (rated BBB or better) or Moody’s Investors Service, Inc. (Moody’s) (rated Baa or higher) are considered investment grade. Securities rated Ba or lower by Moody’s or BB or lower by S&P® are considered to be below investment grade. The Portfolio may invest up to 20% of its total assets in high yield debt securities (commonly referred to as “junk bonds”), including up to 5% in securities rated lower than B by S&P® or Moody’s, which may include defaulted securities. The Portfolio may invest up to 25% of its total assets in foreign securities, including up to 20% of its total assets in non-U.S. dollar denominated securities and up to 10% of its total assets in emerging market securities.

To pursue its investment goals, the Portfolio regularly enters into (which may include purchasing or selling) various derivative transactions, including currency and cross-currency forwards, currency options, currency, currency index, bond and interest rate futures contracts and options thereon, swap agreements (including currency, interest rate, fixed-income total return, and credit default swaps) and options thereon and futures contracts on credit default swaps on indices (also known as credit index futures). The use of these derivative transactions may allow the Portfolio to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks. These derivatives may be used to enhance Portfolio returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments.

Principal Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio. The Portfolio has exposure to financial instruments tied to LIBOR. The impact from the discontinuation of LIBOR and transition to replacement rates remains uncertain, and might, among other things, lead to increased volatility and illiquidity in markets for instruments tied to LIBOR. This could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response

Brighthouse/Franklin Low Duration Total Return Portfolio

to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. During periods of very low or negative interest rates, the Portfolio may be unable to maintain positive returns or pay dividends to Portfolio shareholders. Additionally, under certain market conditions in which interest rates are low or negative, the Portfolio may have a very low, or even negative yield. A low or negative yield would cause the Portfolio to lose money and the net asset value of the Portfolio’s shares to decline in certain conditions and over certain time periods. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.

Credit Default Swap Risk.    Credit default swaps may increase credit and counterparty risk (depending on whether the Portfolio is the buyer or seller of the swaps), and they may be illiquid. Credit default swaps also may be difficult to value, especially in the event of market disruptions. Credit default swap transactions in which the Portfolio is the seller may require that the Portfolio sell portfolio securities when it is not advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

High Yield Debt Security Risk.    High yield debt securities, or “junk” bonds, may be more susceptible to market risk and credit and counterparty risk than investment grade debt securities because issuers of high yield debt securities are less secure financially and their securities are more sensitive to downturns in the economy. In addition, the secondary market for high yield debt securities may not be as liquid as that for higher rated debt securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy.

Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.

Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.

Collateralized Obligations Risk.    Collateralized obligations are subject to varying degrees of credit and counterparty risk. The Portfolio’s credit and counterparty risk increases if its interests are subordinate to other holders’ interests.

Mortgage Dollar Roll Transactions Risk.    Mortgage dollar roll transactions are subject to the risk that the value of the securities the Portfolio is obligated to purchase will decline below the agreed upon purchase price. In addition, the Portfolio will incur higher transaction costs if its mortgage dollar roll transactions lead to higher portfolio turnover. These transactions also may subject the Portfolio to a form of investment leverage, which may increase the Portfolio's volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so.

Short Sale and Short Position Risk.    The Portfolio will incur a loss from a short sale or short position if the value of the security sold short or the reference instrument, in the case of a short position, increases after the time the Portfolio entered into the short sale or short position. Short sales and short positions generally involve a form of leverage, which can exaggerate a Portfolio’s losses. A Portfolio that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the Portfolio does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position. Any gain from a short sale or short position will be offset in whole or in part by the transaction costs associated with the short sale or short position.

Loan Investment Risk.    Investments in loans expose the Portfolio to interest rate risk and the credit and counterparty risk of the underlying borrowers of those loans. No active trading market may exist for certain loans. Moreover, adverse market conditions may impair the liquidity of some actively traded loans. The Portfolio may have difficulty valuing and selling loans that are

Brighthouse/Franklin Low Duration Total Return Portfolio

illiquid or are less actively traded. Loans are also subject to the risk that borrowers will prepay the principal more quickly than expected, which could cause the Portfolio to reinvest the repaid principal in investments with lower yields, thereby exposing the Portfolio to a lower rate of return. There may be a limited amount of public information about the loans in which the Portfolio invests. Purchases and sales of loans are generally subject to contractual restrictions that may impede the Portfolio’s ability to buy or sell loans and may negatively affect the transaction price. Loan transactions may take longer than seven days to settle, and the Portfolio may hold cash, sell investments, or temporarily borrow from banks or other lenders in order to meet short-term liquidity needs. The Portfolio may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans it owns in the event of fraud or misrepresentation by a borrower. The Portfolio’s purchase and sale of loans may involve the risk of market manipulation by a borrower. Any investments in below investment grade loans and other debt securities expose a portfolio to greater market risk and credit and counterparty risk than a portfolio that invests only in investment grade loans and debt securities. Lower rated securities also may be subject to greater price volatility than higher rated investments.

TIPS and Inflation-Linked Bonds Risk.    The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates would rise, leading to a decrease in the value of inflation-protected securities. When real interest rates are rising faster than nominal interest rates, inflation-indexed bonds, including Treasury Inflation Protected Securities, may experience greater losses than other fixed income securities with similar durations. The inflation-protected securities markets are generally much smaller and less liquid than the markets for nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

Interest Rate Swap Risk.    The risk of interest rate swaps includes changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. Certain interest rate swap arrangements also involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the investment performance of the Portfolio may be less favorable than it would have been if the Portfolio had not used the swap agreement.

Forward and Futures Contract Risk.    The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in futures contracts traded on markets outside the United States.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.

Rule 144A and Other Exempted Securities Risk.    In the U.S. market, private placements may typically be sold only to qualified institutional buyers, or qualified purchasers, as applicable. If an insufficient number of eligible buyers is interested in purchasing privately placed and other securities or instruments exempt from Securities and Exchange Commission registration (collectively “private placements”) at a particular time, this could adversely affect the marketability of such investments and the Portfolio might be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. Even the Portfolio’s holdings of liquid private placements may increase the level of Portfolio illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The information that issuers of Rule 144A eligible securities are required to disclose to potential investors is much less extensive than that required of public companies and is not publicly available, and issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Portfolio) to agree contractually to keep

Brighthouse/Franklin Low Duration Total Return Portfolio

the information confidential, which could also adversely affect the Portfolio’s ability to dispose of the security.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Portfolio might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Portfolio’s transaction costs, which can adversely affect the Portfolio’s performance.

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	2nd – 2020	6.11%
Lowest Quarter	1st – 2020	-6.47%

Average Annual Total Return as of December 31, 2021

	1 Year	5 Years	10 Years
Class A	0.62%	2.02%	2.04%
Class B	0.28%	1.75%	1.78%
Bloomberg U.S. Government/Credit 1-3 Year Bond Index (reflects no deduction for mutual fund fees or expenses)	-0.47%	1.85%	1.39%

Management

Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.

Subadviser.    Franklin Advisers, Inc., is the subadviser to the Portfolio.

Portfolio Managers.    Kent Burns, CFA, Senior Vice President and Portfolio Manager of Franklin Templeton Fixed Income Group, Sonal Desai, Ph.D., Executive Vice President and Chief Investment Officer of Franklin Templeton Fixed Income Group, Tina Chou, Vice President and Portfolio Manager of Franklin Templeton Fixed Income Group, and David Yuen, CFA, FRM, Senior Vice President, Director of Quantitative Strategy and Portfolio Manager of Franklin Templeton Fixed Income Group, have managed the Portfolio since its inception in 2011, 2019, 2019, and 2019, respectively.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Brighthouse/Franklin Low Duration Total Return Portfolio

5